UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 5, 2024
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 East Market Street, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

COMMON STOCK, NO PAR VALUE	YORW	The Nasdaq Global Select Market
(Title of Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

THE YORK WATER COMPANY

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The York Water Company (the “Company”) has appointed Ashley M. Grimm, Esq., SHRM-SCP, age 41, to the officer position of Vice President of Human Resources and Secretary effective April 8, 2024.  Prior to joining the Company, Ms. Grimm was the Director, Office of Human Resources and Office of Budget and Financial Management for the Pennsylvania Department of the Auditor General from March 2021 to the present, Counsel and Director of Human Resources and Financial Management for the Pennsylvania House of Representatives from February 2018 to March 2021, Senior Counsel and Ethics Officer for the Pennsylvania House of Representatives from April 2013 to February 2018, Managing Attorney and Interim Executive Director for the Pennsylvania Immigration Resource Center from April 2011 to April 2013, and Of Counsel for CGA Law Firm, Murphy Law Firm, and Shumaker Williams, P.C. from October 2010 to March 2018.

As an officer of the Company, Ms. Grimm will be eligible for a supplemental retirement agreement and a change in control agreement with benefits, terms and conditions similar to those of the other Named Executive Officers (with the exception of the President and CEO) which are described in the Company’s proxy statement filed on March 17, 2023 in the “Compensation of Directors and Executive Officers” section.  The Company intends to file a copy of Ms. Grimm’s agreements as exhibits to the Company’s next regularly scheduled quarterly report on Form 10-K or Form 10-Q to be filed with the U.S. Securities and Exchange Commission after approval by the Compensation Committee of the Board of Directors.

There are no arrangements or understandings between Ms. Grimm and any other person pursuant to which Ms. Grimm was selected as an officer, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Ms. Grimm that is required to be disclosed by Item 404(a) of Regulation S-K.

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/ Matthew E. Poff
Date: March 5, 2024	Matthew E. Poff
Chief Financial Officer